Exhibit 4.1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of January 15, 2010 among VERSO PAPER HOLDINGS LLC, a Delaware limited liability company (the “Company”), VERSO PAPER INC., a Delaware corporation (“Finance Co.” and, together with the Company, the “Issuers”), the GUARANTORS party hereto (the “Guarantors”) and WILMINGTON TRUST FSB, a federal savings bank, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS the Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of June 11, 2009, providing for the issuance of the Issuers’ 11 1/2% Senior Secured Notes due 2014 (the “Securities”), initially in the aggregate principal amount of $325,000,000;

WHEREAS the issuance and sale of Additional Securities in the aggregate principal amount of $25,000,000 (the “Notes”) have been authorized by resolutions adopted by the Board of Directors;

WHEREAS Sections 2.01 and 9.01 of the Indenture provide that the Issuers, when authorized by a resolution of the Board of Directors, the Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture;

WHEREAS the Issuers have complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture;

WHEREAS the Securities, including the Notes, shall be treated as a single class for all purposes under the Indenture (as supplemented by this Supplemental Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase; and

WHEREAS the Issuers have requested that the Trustee execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuers, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Terms of the Notes. The following terms relating to the Notes are hereby established:

a.	Principal Amount. The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture, as amended hereby, shall be $25,000,000.

b.	Issue Price and Issuance Date. The issue price of the Notes shall be 109.750% and the issuance date shall be January 12, 2010. The date from which interest shall accrue on the Notes shall be January 1, 2010.

c.	The Notes shall have the other terms set forth in the form of global notes attached hereto as Exhibit A and B.

d.	The Notes shall be considered Additional Securities issued pursuant to Section 2.01 of the Indenture.

3. Form of the Notes. The Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibits A and B attached hereto. The Notes shall be executed on behalf of each Issuer by an Officer.

4. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

5. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

7. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

VERSO PAPER HOLDINGS LLC

By:	/s/ Michael A. Jackson
Name:	President and CEO
Title:	President and CEO

VERSO PAPER INC.

By:	/s/ Michael A. Jackson
Name:	President and CEO
Title:	President and CEO

GUARANTORS:

VERSO PAPER LLC
VERSO ANDROSCOGGIN LLC
VERSO BUCKSPORT LLC
VERSO SARTELL LLC
VERSO QUINNESEC LLC
VERSO MAINE ENERGY LLC
VERSO FIBER FARM LLC
NEXTIER SOLUTIONS CORPORATION

By:	/s/ Michael A. Jackson
Name:	President and CEO
Title:	President and CEO

WILMINGTON TRUST FSB, AS TRUSTEE

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

EXHIBIT A

[FACE OF SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR THIS NOTE BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE COMPANY AT THE FOLLOWING ADDRESS: VERSO PAPER HOLDINGS LLC, 6775 LENOX CENTER COURT, SUITE 400, MEMPHIS, TENNESSEE 38115, ATTENTION: ROBERT MUNDY.

No. 144A-2	$24,725,000

11 1/2% Senior Secured Notes due 2014

CUSIP No. 92532BAA7

ISIN No. US92532BAA70

VERSO PAPER HOLDINGS LLC, a Delaware limited liability corporation, and VERSO PAPER INC., a Delaware corporation, jointly and severally promise to pay to Cede & Co., or its registered assigns, the principal sum of TWENTY-FOUR MILLION SEVEN HUNDRED TWENTY-FIVE THOUSAND Dollars, or such other amount as is listed on the Schedule of Increases or Decreases in Global Security attached hereto on July 1, 2014.

Interest Payment Dates: January 1 and July 1, commencing July 1, 2010.

Record Dates: December 15 and June 15

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

VERSO PAPER HOLDINGS LLC

By:
Name:
Title:

VERSO PAPER INC.

By:
Name:
Title:

Dated: January     , 2010

[Signature page to Rule 144A Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

WILMINGTON TRUST FSB, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:
Authorized Signatory

Dated: January     , 2010

[REVERSE SIDE OF SECURITY]

11 1/2% Senior Secured Notes due 2014

1. Interest

(a) VERSO PAPER HOLDINGS LLC, a Delaware limited liability corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”) and VERSO PAPER INC., a Delaware corporation and wholly-owned subsidiary of the Company (“Finance Co.” and, together with the Company, the “Issuers”), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuers shall pay interest semiannually on January 1 and July 1 of each year, commencing July 1, 2010. Interest on the Securities shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from January 1, 2010 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities, and they shall pay interest on overdue installments of interest at the same rate to the extent lawful.

(b) Registration Rights Agreement. The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of January 15, 2010, among the Issuers, the Guarantors and the Initial Purchasers.

2. Method of Payment

The Issuers shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the December 15 or June 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date (whether or not a Business Day). Holders must surrender Securities to the Paying Agent to collect principal payments. The Issuers shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depositary. The Issuers shall make all payments in respect of a certificated Security (including principal, premium, if any, and interest) at the office of the Paying Agent, except that, at the option of the Issuers, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

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3. Paying Agent and Registrar

Initially, Wilmington Trust FSB (the “Trustee”) will act as Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent or Registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent or Registrar.

4. Indenture

The Issuers issued the Securities under an Indenture dated as of June 11, 2009 (the “Base Indenture”), among the Issuers, the Guarantors and the Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 2010 (the “First Supplemental Indenture”), among the Issuers, the Guarantors and the Trustee (the Base Indenture, as so supplemented by the First Supplemental Indenture, the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions.

The Securities are first priority senior secured obligations of the Issuers. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Original Securities, any Additional Securities and any Exchange Securities issued in exchange for the Original Securities or any Additional Securities pursuant to the Indenture. The Original Securities, any Additional Securities and any Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of the Company and such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make Asset Sales. The Indenture also imposes limitations on the ability of the Issuers and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Issuers under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a first priority senior secured basis pursuant to the terms of the Indenture.

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5. Optional Redemption

Except as set forth in the following three paragraphs, the Securities shall not be redeemable at the option of the Issuers prior to January 1, 2012. On or after January 1, 2012, the Securities shall be redeemable at the option of the Issuers, in whole at any time or in part from time to time, upon on not less than 30 nor more than 60 days’ prior notice, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the periods set forth below:

Period	Redemption Price
January 1, 2012 through December 31, 2012	105%
January 1, 2013 through June 30, 2013	103%
July 1, 2013 and thereafter	100%

In addition, prior to January 1, 2012, the Issuers may redeem the Securities at their option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each Holder’s registered address, at a redemption price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest and additional interest, if any, to, the applicable redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or prior to January 1, 2012, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the Securities (calculated after giving effect to any issuance of Additional Securities), with the net cash proceeds of one or more Equity Offerings made after the Issue Date (1) by the Company or (2) by any direct or indirect parent of the Company, in each case, to the extent the net cash proceeds thereof are contributed to the common equity capital of the Company or used to purchase Capital Stock (other than Disqualified Stock) of the Company from it, at a redemption price equal to 111.5% of the principal amount thereof plus accrued and unpaid interest, to the redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the Securities (calculated after giving effect to any issuance of Additional Securities) must remain outstanding after each such redemption; and provided, further, that such redemption shall occur within 90 days after the date on which any such Equity Offering is consummated upon not less than 30 nor more than 60 days’ notice mailed to each Holder being redeemed and otherwise in accordance with the procedures set forth in the Indenture. Notice of any redemption upon any such Equity Offering may be given prior to the completion thereof, and any such redemption or notice may, at the Issuers’ discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

In addition, at any time and from time to time prior to January 1, 2012, but not more than once in any twelve-month period, the Issuers may redeem in the aggregate up to 10% of the original aggregate principal amount of the Securities at a redemption price (expressed as a percentage of principal amount thereof) of 103%, plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

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6. Sinking Fund

The Securities are not subject to any sinking fund.

7. Notice of Redemption

Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his, her or its registered address. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with a Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date, interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8. Repurchase of Securities at the Option of the Holders upon Change of Control and Asset Sales

Upon the occurrence of a Change of Control, each Holder shall have the right, subject to certain conditions specified in the Indenture, to cause the Issuers to repurchase all or any part of such Holder’s Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of repurchase (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date), as provided in, and subject to the terms of, the Indenture.

In accordance with Section 4.06 of the Indenture, the Issuers will be required to offer to purchase Securities upon the occurrence of certain events.

9. Ranking and Collateral

These Securities and the Note Guaranties are secured by a first-priority security interest in the Collateral pursuant to certain Security Documents.

10. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

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11. Persons Deemed Owners

The registered Holder of this Security shall be treated as the owner of it for all purposes.

12. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuers at their written request unless an abandoned property law designates another Person. After any such payment, the Holders entitled to the money must look to the Issuers for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

13. Discharge and Defeasance

Subject to certain conditions, the Issuers at any time may terminate some of or all its obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14. Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Security Documents or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (voting as a single class) and (ii) any past default or compliance with any provisions may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuers, Guarantors and the Trustee may amend the Indenture, the Security Documents or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to provide for the assumption by a Successor Company or Successor Co-Issuer of the obligations of the Issuers under the Indenture and the Securities; (iii) to provide for the assumption by a Successor Guarantor of the obligations of a Guarantor under the Indenture and its Note Guaranty; (iv) to comply with Article 5 of the Indenture; (v) to provide for uncertificated Securities in addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code); (vi) to add additional assets as Collateral, (vii) to release Collateral from the Lien pursuant to the Indenture and the Security Documents when permitted or required by the Indenture or the Security Documents; (viii) to add additional Note Guaranties with respect to the Securities or to secure the Securities; (ix) to add additional covenants of the Issuers for the benefit of the Holders or to surrender any right or power conferred in the Indenture upon the Issuers; (x) to comply with any requirement of the SEC in connection with qualifying, or maintaining the qualification of, the Indenture under the TIA; (xi) to make any change that does not adversely affect the rights of any Holder; or (xii)

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to provide for the issuance of the Exchange Securities or Additional Securities. In addition, without notice to or consent of any Holder, the Security Documents may be amended to reflect the addition of holders of additional Secured Indebtedness to the extent the grant of Liens to secure such Indebtedness is permitted by the Indenture.

15. Defaults and Remedies

If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuers or a Significant Subsidiary) with respect to the Securities and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities, in each case, by notice to the Issuers, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuers or a Significant Subsidiary occurs, the principal of, premium, if any, and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense and certain other conditions are complied with. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) the Holders of at least 25% in principal amount of the outstanding Securities have requested the Trustee in writing to pursue the remedy, (iii) such Holders have offered the Trustee security or indemnity satisfactory to it against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

16. Trustee Dealings with the Issuers

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

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17. No Recourse Against Others

No director, officer, employee, incorporator or holder of any equity interests in the Issuers or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuers or the Guarantors under the Securities, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability.

18. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19. Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

21. CUSIP Numbers; ISINs

The Issuers have caused CUSIP numbers and ISINs to be printed on the Securities and has directed the Trustee to use CUSIP numbers and ISINs in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                       agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)              book-entry or              definitive form by the undersigned.

The undersigned (check one box below):

☐			has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐			has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

	(1)	☐	to either of the Issuers; or

	(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or

	(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

	(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

	(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

	(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

	(7)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Issuers or the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuers or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Date:	Your Signature:

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $24,725,000. The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by either of the Issuers pursuant to Section 4.06 (Asset Sale) or 4.08 (Change of Control) of the Indenture, check the box:

Asset Sale ☐	Change of Control ☐

If you want to elect to have only part of this Security purchased by either of the Issuers pursuant to Section 4.06 (Asset Sale) or 4.08 (Change of Control) of the Indenture, state the amount ($2,000 or an integral multiple of $1,000 in excess of $2,000):

$

Date:	Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee

EXHIBIT B

[FACE OF SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A HOLDER MAY OBTAIN THE ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY FOR THIS NOTE BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO THE COMPANY AT THE FOLLOWING ADDRESS: VERSO PAPER HOLDINGS LLC, 6775 LENOX CENTER COURT, SUITE 400, MEMPHIS, TENNESSEE 38115, ATTENTION: ROBERT MUNDY.

No. Reg S-2	$275,000

11 1/2% Senior Secured Notes due 2014

CUSIP No. U9221VAA0

ISIN No. USU9221VAA09

VERSO PAPER HOLDINGS LLC, a Delaware limited liability corporation, and VERSO PAPER INC., a Delaware corporation, jointly and severally promise to pay to Cede & Co., or its registered assigns, the principal sum of TWO HUNDRED SEVENTY-FIVE THOUSAND Dollars, or such other amount as is listed on the Schedule of Increases or Decreases in Global Security attached hereto on July 1, 2014.

Interest Payment Dates: January 1 and July 1, commencing July 1, 2010.

Record Dates: December 15 and June 15

Additional provisions of this Security are set forth on the other side of this Security.

IN WITNESS WHEREOF, the parties have caused this instrument to be duly executed.

VERSO PAPER HOLDINGS LLC

By:
Name:
Title:

VERSO PAPER INC.

By:
Name:
Title:

Dated: January     , 2010

[Signature page to Reg S Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

WILMINGTON TRUST FSB, as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By:
Authorized Signatory

Dated: January     , 2010

[REVERSE SIDE OF SECURITY]

11 1/2% Senior Secured Notes due 2014

1. Interest

(a) VERSO PAPER HOLDINGS LLC, a Delaware limited liability corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”) and VERSO PAPER INC., a Delaware corporation and wholly-owned subsidiary of the Company (“Finance Co.” and, together with the Company, the “Issuers”), jointly and severally promise to pay interest on the principal amount of this Security at the rate per annum shown above. The Issuers shall pay interest semiannually on January 1 and July 1 of each year, commencing July 1, 2010. Interest on the Securities shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from January 1, 2010 until the principal hereof is due. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Issuers shall pay interest on overdue principal at the rate borne by the Securities, and they shall pay interest on overdue installments of interest at the same rate to the extent lawful.

(b) Registration Rights Agreement. The Holder of this Security is entitled to the benefits of a Registration Rights Agreement, dated as of January 15, 2010, among the Issuers, the Guarantors and the Initial Purchasers.

2. Method of Payment

The Issuers shall pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders at the close of business on the December 15 or June 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date (whether or not a Business Day). Holders must surrender Securities to the Paying Agent to collect principal payments. The Issuers shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium, if any, and interest) shall be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depositary. The Issuers shall make all payments in respect of a certificated Security (including principal, premium, if any, and interest) at the office of the Paying Agent, except that, at the option of the Issuers, payment of interest may be made by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Securities may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3. Paying Agent and Registrar

Initially, Wilmington Trust FSB (the “Trustee”) will act as Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent or Registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent or Registrar.

4. Indenture

The Issuers issued the Securities under an Indenture dated as of June 11, 2009 (the “Base Indenture”), among the Issuers, the Guarantors and the Trustee, as supplemented by the First Supplemental Indenture dated as of January 15, 2010 (the “First Supplemental Indenture”), among the Issuers, the Guarantors and the Trustee (the Base Indenture, as so supplemented by the First Supplemental Indenture, the “Indenture”). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “TIA”). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all terms and provisions of the Indenture, and the Holders (as defined in the Indenture) are referred to the Indenture and the TIA for a statement of such terms and provisions.

The Securities are first priority senior secured obligations of the Issuers. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Original Securities, any Additional Securities and any Exchange Securities issued in exchange for the Original Securities or any Additional Securities pursuant to the Indenture. The Original Securities, any Additional Securities and any Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries to, among other things, make certain Investments and other Restricted Payments, pay dividends and other distributions, incur Indebtedness, enter into consensual restrictions upon the payment of certain dividends and distributions by such Restricted Subsidiaries, issue or sell shares of capital stock of the Company and such Restricted Subsidiaries, enter into or permit certain transactions with Affiliates, create or incur Liens and make Asset Sales. The Indenture also imposes limitations on the ability of the Issuers and each Guarantor to consolidate or merge with or into any other Person or convey, transfer or lease all or substantially all of its property.

To guarantee the due and punctual payment of the principal and interest on the Securities and all other amounts payable by the Issuers under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, the Guarantors have, jointly and severally, unconditionally guaranteed the Guaranteed Obligations on a first priority senior secured basis pursuant to the terms of the Indenture.

5. Optional Redemption

Except as set forth in the following three paragraphs, the Securities shall not be redeemable at the option of the Issuers prior to January 1, 2012. On or after January 1, 2012, the Securities shall be redeemable at the option of the Issuers, in whole at any time or in part from time to time, upon on not less than 30 nor more than 60 days’ prior notice, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the periods set forth below:

Period	Redemption Price
January 1, 2012 through December 31, 2012	105%
January 1, 2013 through June 30, 2013	103%
July 1, 2013 and thereafter	100%

In addition, prior to January 1, 2012, the Issuers may redeem the Securities at their option, in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each Holder’s registered address, at a redemption price equal to 100% of the principal amount of the Securities redeemed plus the Applicable Premium as of, and accrued and unpaid interest and additional interest, if any, to, the applicable redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or prior to January 1, 2012, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the Securities (calculated after giving effect to any issuance of Additional Securities), with the net cash proceeds of one or more Equity Offerings made after the Issue Date (1) by the Company or (2) by any direct or indirect parent of the Company, in each case, to the extent the net cash proceeds thereof are contributed to the common equity capital of the Company or used to purchase Capital Stock (other than Disqualified Stock) of the Company from it, at a redemption price equal to 111.5% of the principal amount thereof plus accrued and unpaid interest, to the redemption date (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 65% of the original aggregate principal amount of the Securities (calculated after giving effect to any issuance of Additional Securities) must remain outstanding after each such redemption; and provided, further, that such redemption shall occur within 90 days after the date on which any such Equity Offering is consummated upon not less than 30 nor more than 60 days’ notice mailed to each Holder being redeemed and otherwise in accordance with the procedures set forth in the Indenture. Notice of any redemption upon any such Equity Offering may be given prior to the completion thereof, and any such redemption or notice may, at the Issuers’ discretion, be subject to one or more conditions precedent, including, but not limited to, completion of the related Equity Offering.

In addition, at any time and from time to time prior to January 1, 2012, but not more than once in any twelve-month period, the Issuers may redeem in the aggregate up to 10% of the original aggregate principal amount of the Securities at a redemption price (expressed as a percentage of principal amount thereof) of 103%, plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

6. Sinking Fund

The Securities are not subject to any sinking fund.

7. Notice of Redemption

Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his, her or its registered address. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with a Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date, interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

8. Repurchase of Securities at the Option of the Holders upon Change of Control and Asset Sales

Upon the occurrence of a Change of Control, each Holder shall have the right, subject to certain conditions specified in the Indenture, to cause the Issuers to repurchase all or any part of such Holder’s Securities at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, to the date of repurchase (subject to the right of the Holders of record on the relevant record date to receive interest due on the relevant interest payment date), as provided in, and subject to the terms of, the Indenture.

In accordance with Section 4.06 of the Indenture, the Issuers will be required to offer to purchase Securities upon the occurrence of certain events.

9. Ranking and Collateral

These Securities and the Note Guaranties are secured by a first-priority security interest in the Collateral pursuant to certain Security Documents.

10. Denominations; Transfer; Exchange

The Securities are in registered form, without coupons, in denominations of $2,000 and any integral multiple of $1,000 in excess of $2,000. A Holder shall register the transfer of or exchange of Securities in accordance with the Indenture. Upon any registration of transfer or exchange, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or to transfer or exchange any Securities for a period of 15 days prior to a selection of Securities to be redeemed.

11. Persons Deemed Owners

The registered Holder of this Security shall be treated as the owner of it for all purposes.

12. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee and a Paying Agent shall pay the money back to the Issuers at their written request unless an abandoned property law designates another Person. After any such payment, the Holders entitled to the money must look to the Issuers for payment as general creditors and the Trustee and a Paying Agent shall have no further liability with respect to such monies.

13. Discharge and Defeasance

Subject to certain conditions, the Issuers at any time may terminate some of or all its obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

14. Amendment; Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Security Documents or the Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (voting as a single class) and (ii) any past default or compliance with any provisions may be waived with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Issuers, Guarantors and the Trustee may amend the Indenture, the Security Documents or the Securities (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to provide for the assumption by a Successor Company or Successor Co-Issuer of the obligations of the Issuers under the Indenture and the Securities; (iii) to provide for the assumption by a Successor Guarantor of the obligations of a Guarantor under the Indenture and its Note Guaranty; (iv) to comply with Article 5 of the Indenture; (v) to provide for uncertificated Securities in addition to or in place of certificated Securities (provided that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code); (vi) to add additional assets as Collateral, (vii) to release Collateral from the Lien pursuant to the Indenture and the Security Documents when permitted or required by the Indenture or the Security Documents; (viii) to add additional Note Guaranties with respect to the Securities or to secure the Securities; (ix) to add additional covenants of the Issuers for the benefit of the Holders or to surrender any right or power conferred in the Indenture upon the Issuers; (x) to comply with any requirement of the SEC in connection with qualifying, or maintaining the qualification of, the Indenture under the TIA; (xi) to make any change that does not adversely affect the rights of any Holder; or (xii) to provide for the issuance of the Exchange Securities or Additional Securities. In addition, without notice to or consent of any Holder, the Security Documents may be amended to reflect the addition of holders of additional Secured Indebtedness to the extent the grant of Liens to secure such Indebtedness is permitted by the Indenture.

15. Defaults and Remedies

If an Event of Default occurs (other than an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuers or a Significant Subsidiary) with respect to the Securities and is continuing, the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities, in each case, by notice to the Issuers, may declare the principal of, premium, if any, and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Issuers or a Significant Subsidiary occurs, the principal of, premium, if any, and interest on all the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. Under certain circumstances, the Holders of a majority in principal amount of the outstanding Securities may rescind any such acceleration with respect to the Securities and its consequences.

If an Event of Default occurs and is continuing, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security satisfactory to it against any loss, liability or expense and certain other conditions are complied with. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Holder may pursue any remedy with respect to the Indenture or the Securities unless (i) such Holder has previously given the Trustee notice that an Event of Default is continuing, (ii) the Holders of at least 25% in principal amount of the outstanding Securities have requested the Trustee in writing to pursue the remedy, (iii) such Holders have offered the Trustee security or indemnity satisfactory to it against any loss, liability or expense, (iv) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity and (v) the Holders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period. Subject to certain restrictions, the Holders of a majority in principal amount of the outstanding Securities are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee determines is unduly prejudicial to the rights of any other Holder or that would involve the Trustee in personal liability. Prior to taking any action under the Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

16. Trustee Dealings with the Issuers

Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

17. No Recourse Against Others

No director, officer, employee, incorporator or holder of any equity interests in the Issuers or of any Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Issuers or the Guarantors under the Securities, the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability.

18. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

19. Abbreviations

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20. Governing Law

THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

21. CUSIP Numbers; ISINs

The Issuers have caused CUSIP numbers and ISINs to be printed on the Securities and has directed the Trustee to use CUSIP numbers and ISINs in notices of redemption as a convenience to the Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuers will furnish to any Holder of Securities upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Security.

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                                       agent to transfer this Security on the books of the Issuers. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Security.

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR

REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Securities held in (check applicable space)              book-entry or              definitive form by the undersigned.

The undersigned (check one box below):

☐	has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Security held by the Depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above);

☐	has requested the Trustee by written order to exchange or register the transfer of a Security or Securities.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

(1)	☐	to either of the Issuers; or

(2)	☐	to the Registrar for registration in the name of the Holder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act of 1933; or

(4)	☐	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933 and such Security shall be held immediately after the transfer through Euroclear or Clearstream until the expiration of the Restricted Period (as defined in the Indenture); or

(6)	☐	to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements; or

(7)	☐	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Issuers or the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Issuers or the Trustee have reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Date:	Your Signature:

Signature Guarantee:

Date:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee	Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The initial principal amount of this Global Security is $275,000. The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by either of the Issuers pursuant to Section 4.06 (Asset Sale) or 4.08 (Change of Control) of the Indenture, check the box:

Asset Sale ☐	Change of Control ☐

If you want to elect to have only part of this Security purchased by either of the Issuers pursuant to Section 4.06 (Asset Sale) or 4.08 (Change of Control) of the Indenture, state the amount ($2,000 or an integral multiple of $1,000 in excess of $2,000):

$

Date:	Your Signature:
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor program reasonably acceptable to the Trustee